Exhibit 99.2

Investor Presentation Fourth Quarter 2019

2 Why Bridgewater Bank? Disclaimer Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, statements concerning plans, estimates, calculations, forecasts and projections with respect to the anticipated future performance of Bridgewater Bancshares, Inc. (the “Company”). These statements are often, but not always, identified by words such as “may”, “might”, “should”, “could”, “predict”, “potential”, “believe”, “expect”, “continue”, “will”, “anticipate”, “seek”, “estimate”, “intend”, “plan”, “projection”, “would”, “annualized”, “target” and “outlook”, or the negative version of those words or other comparable words of a future or forward-looking nature. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: the negative effects of the COVID-19 pandemic, including its effects on the economic environment, our clients and our operations, as well as any changes to federal, state or local government laws, regulations or orders in connection with the pandemic; loan concentrations in our portfolio; the overall health of the local and national real estate market; our ability to successfully manage credit risk; business and economic conditions generally and in the financial services industry, nationally and within our market area; our ability to maintain an adequate level of allowance for loan losses; new or revised accounting standards, including as a result of the future implementation of the Current Expected Credit Loss Standard; our high concentration of large loans to certain borrowers; our concentration of large deposits from certain clients; our ability to successfully manage liquidity risk; our dependence on non-core funding sources and our cost of funds; our ability to raise additional capital to implement our business plan; our ability to implement our growth strategy and manage costs effectively; developments and uncertainty related to the future use and availability of some reference rates, such as the London Interbank Offered Rate, as well as other alternative reference rates; the composition of our senior leadership team and our ability to attract and retain key personnel; the occurrence of fraudulent activity, breaches or failures of our information security controls or cybersecurity-related incidents; interruptions involving our information technology and telecommunications systems or third-party servicers; competition in the financial services industry; the effectiveness of our risk management framework; the commencement and outcome of litigation and other legal proceedings and regulatory actions against us; the impact of recent and future legislative and regulatory changes; interest rate risk; fluctuations in the values of the securities held in our securities portfolio; the imposition of tariffs or other governmental policies impacting the value of products produced by our commercial borrowers; severe weather, natural disasters, wide spread disease or pandemics (including the COVID-19 pandemic), acts of war or terrorism or other adverse external events; potential impairment to the goodwill we recorded in connection with our past acquisition; and any other risks described in the “Risk Factors” sections of reports and other documents filed by the Company with the Securities and Exchange Commission. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. Certain of the information contained in this presentation is derived from information provided by industry sources. Although we believe that such information is accurate and that the sources from which it has been obtained are reliable, we cannot guarantee the accuracy of, and have not independently verified, such information. Use of Non-GAAP financial measures In addition to the results presented in accordance with U.S. General Accepted Accounting Principles (“GAAP”), the Company routinely supplements its evaluation with an analysis of certain non-GAAP financial measures. The Company believes these non-GAAP financial measures, in addition to the related GAAP measures, provide meaningful information to investors to help them understand the Company’s operating performance and trends, and to facilitate comparisons with the performance of peers. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Reconciliations of non-GAAP disclosures to the comparable GAAP measures are provided in this presentation.

3 Our History

4 Why Bridgewater Bank? Why Bridgewater?

5 1 Represents a Non-GAAP financial measure. See Appendix for Non-GAAP reconciliation. * Change in basis points for profitability metrics Second Quarter 2020 Financial Results Q3 2020 Financial Results Q3 2020 Q2 2020 % Change Q3 2019 % Change Income Statement Summary Interest Income 28,493 $ 28,166 $ 1.2% 26,572 $ 7.2% Interest Expense 6,814 6,824 (0.1) 7,637 (10.8) Net Interest Income 21,679 21,342 1.6 18,935 14.5 Provision for Loan Losses 3,750 3,000 25.0 900 316.7 Net Interest Income after Provision 17,929 18,342 (2.3) 18,035 (0.6) Noninterest Income 1,157 1,977 (41.5) 946 22.3 Noninterest Expense 9,672 10,711 (9.7) 9,084 6.5 Pretax Income 9,414 9,608 (2.0) 9,897 (4.9) Provision for Income Taxes 2,240 2,010 11.4 2,092 7.1 Net Income 7,174 $ 7,598 $ (5.6) 7,805 $ (8.1) Diluted EPS 0.25 $ 0.26 $ (3.8) 0.27 $ (7.4) Balance Sheet Summary Total Assets 2,774,564 $ 2,754,463 $ 0.7% 2,232,339 $ 24.3% Loans, Gross 2,259,228 2,193,778 3.0 1,846,218 22.4 Deposits 2,273,044 2,242,051 1.4 1,802,236 26.1 Tangible Common Equity1 262,088 253,799 3.3 235,524 11.3 Profitability Metrics* Q3 2020 Q2 2020 Net Change Q3 2019 Net Change Return on Average Assets 1.05% 1.17% (0.12) 1.43% (0.38) Return on Average Equity 10.84 11.98 (1.14) 13.31 (2.47) Net Interest Margin 3.28 3.38 (0.10) 3.56 (0.28) Adjusted Efficiency Ratio1 41.7 40.4 1.30 42.9 (1.20) QoQ Comparison YoY Comparison

6 Strong Capital and Liquidity Dollars in thousands Strong Capital and Liquidity Consolidated Capital Ratios On & Off-Balance Sheet Liquidity as % of Total Assets 15.8% 14.2% 15.2% 18.3% 16.8% 18.6% 18.9% 14.0% 16.1% 15.5% $768,539 $749,816 $706,323 $948,234 $894,373 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 On-Balance Sheet Liquidity as a % of Assets Off-Balance Sheet Liquidity as a % of Assets 10.53% 10.69% 10.51% 9.94% 9.83% 11.26% 11.39% 11.10% 11.39% 11.03% 13.31% 12.98% 13.38% 15.99% 15.45% Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Tier 1 Leverage Ratio Common Equity Tier 1 Capital Ratio Total Risk-Based Capital Ratio

$232,524 $241,307 $244,704 $253,799 $262,088 10.43% 10.65% 10.13% 9.23% 9.46% Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Tangible Common Equity ($000)¹ Tangible Common Equity to Tangible Assets¹ $4.05 $4.53 $5.40 $7.22 $8.33 $9.13 2015 2016 2017 2018 2019 Q3 2020 Tangible Book Value Per Share¹ 7 Compound Tangible Book Value Strong Capital and Liquidity Compound Tangible Book Value Tangible Book Value Tangible Common Equity 1 Represents a Non-GAAP financial measure. See Appendix for Non-GAAP reconciliation Dollars in thousands

8 Dollars in thousands Core Earnings Capital Generation Core Earnings Capital Generation Pre-Provision Net Revenue¹, Net Income, and ROA $11,269 $11,679 $12,157 $13,039 $13,200 $7,805 $8,571 $7,443 $7,598 $7,174 2.08% 2.09% 2.11% 2.00% 1.94% 1.43% 1.53% 1.29% 1.17% 1.05% Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 PPNR¹ Net Income PPNR ROA¹ ROA 1 Represents a Non-GAAP financial measure. See Appendix for Non-GAAP reconciliation

Twin Cities Minnesota 9 Source: S&P Global Market Intelligence Efficient Branch Footprint Efficient Branch Footprint

10 Source: S&P Global Market Intelligence; deposit market share data as of 6/30/2020. Twin Cities Deposit Landscape Growing Market Share 2006 Total Market 2020 Total Market Top 10 Institutions Deposits ($000) Share Top 10 Institutions Deposits ($000) Share Wells Fargo & Co. 16,308,234 $ 27.59% U.S. Bancorp 83,341,943 $ 38.23% U.S. Bancorp 15,535,660 $ 26.28% Wells Fargo & Co. 65,154,088 $ 29.88% TCF Financial Corp. 3,686,508 $ 6.24% TCF Financial Corp. 8,226,068 $ 3.77% Marshall & Iisley Corp. 1,729,917 $ 2.93% Bank of Montreal 5,928,722 $ 2.72% Bremer Financial Corp. 1,720,239 $ 2.91% Bremer Financial Corp. 5,801,429 $ 2.66% Associated Banc-Corp 1,162,530 $ 1.97% Ameriprise Bank, fsb 5,300,381 $ 2.43% Klein Financial Inc. 880,289 $ 1.49% Bank of America Corp. 4,634,383 $ 2.13% Inter Savings Bank, fsb 558,660 $ 0.94% Old National Bancorp 3,585,042 $ 1.64% Excel Bank Corp. 505,614 $ 0.86% Bridgewater Bancshares 2,289,454 $ 1.05% American Bancorp 457,414 $ 0.77% Associated Banc-Corp 2,277,702 $ 1.04% Total Deposits 42,545,065 $ 71.98% Total Deposits 186,539,212 $ 85.55% Total Bank Deposits 59,119,026 $ 197 Total Bank Deposits 218,026,091 $ 144 % of Twin Cities MSA Deposits 71.98% % of Twin Cities MSA Deposits 85.55% Total Bank Deposits - Minneapolis-St.Paul-Bloomington, MN-WI MSA

11 Stable Operating Efficiency Efficiency Ratio Operating Expense Composition 1.56 1.67 1.68 1.37 1.40 0.10 0.20 0.01 0.27 0.02 42.9 44.3 44.1 40.4 41.7 45.6 49.6 44.4 48.6 42.3 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 NIE / Avg. Assets Historic Tax Credit Amortization Adjusted Efficiency Ratio¹ Efficiency Ratio¹ $5,915 $6,235 $6,454 $6,348 $6,550 $761 $883 $713 $672 $894 $415 $480 $495 $564 $652 $1,463 $1,763 $1,999 $1,335 $1,431 $530 $1,128 $85 $362 $145 $1,430 $9,084 $10,489 $9,746 $10,711 $9,672 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Personnel Occupancy Technology Other Historic Tax Credit Amortization FHLB Advance Prepayment Fees 1 Represents a Non-GAAP financial measure. See Appendix for Non-GAAP reconciliation Dollars in thousands

12 ¹Excludes PPP Loan Yield impact *Amounts calculated on a tax-equivalent basis using statutory federal tax rate of 21% Dollars in thousands Net Interest Margin • 14.5% YoY growth in net interest income • Q3 2020 NIM was 3.33% when excluding PPP loans and corresponding deposits • Q3 2020 marked the first full quarter of the $50 million of additional subordinated debt and corresponding interest expense, which impacted NIM by 11 bps • Loan yields¹ only declined 8 bps while total interest bearing deposit costs decreased 17 bps when compared to the linked-quarter Net Interest Margin $18,935 $19,928 $20,102 $21,342 $21,679 3.56% 3.65% 3.59% 3.38% 3.28% Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Net Interest Income Net Interest Margin*

$1,805,920 $1,872,234 $1,954,959 $2,152,398 $2,206,807 5.32% 5.33% 5.17% 5.01% 4.93% 5.07% 5.00% 4.90% 4.76% 4.69% Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Average Loans Loan Yield Loan Yield Excluding Fees 13 *Yield is adjusted to exclude Paycheck Protection Program loans Dollars in thousands Spot Rate 2.51% Spot Rate 4.57%* Spot Rate 0.94% Spot Rate 0.90% Net Interest Drivers * $246,894 $263,926 $282,914 $295,352 $339,387 3.42% 3.38% 3.43% 3.13% 2.68% Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Average Investments Investment Yield $1,305,936 $1,341,910 $1,374,864 $1,501,946 $1,597,127 1.89% 1.79% 1.67% 1.38% 1.21% Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Average Interest Bearing Deposits Cost of Int. Bearing Deposits $1,305,936 $1,341,910 $1,374,864 $1,501,946 $1,597,127 $434,021 $451,265 $444,201 $603,456 $615,214 $181,889 $177,290 $234,463 $237,056 $214,758 1.58% 1.51% 1.44% 1.17% 1.12% Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Avg. Interest Bearing Deposits Avg. Noninterest Bearing Deposits Avg. Borrowings Cost of Liability Funding Average Investments and Yield Average Loans and Yield Cost of Interest Bearing Deposits Cost of Liability Funding

14 Dollars in thousands Loan Portfolio Repricing Loan Portfolio – Repricing Composition 17.0%, Adjustable 24.3%, Variable 58.7%, Fixed Variable/Adjustable Loans Vs. Rate Floors Fixed/Adjustable Years to Maturity/Repricing 88% 82% 67% 58% 79% 86% 12% 18% 33% 42% 21% 14% $223,780 $388,757 $267,496 $220,681 $278,357 $332,535 Less Than 1 Year 1 to 2 Years 2 to 3 Years 3 to 4 Years 4 to 5 Years > 5 Years Fixed Adjustable Index Rate At Floor 0 to -25 bps -26 to -50 bps -51 to -75 bps -76 to -100 bps > -100 bps Total PRIME 298,234 $ 20,330 $ 2,806 $ 35 $ 115 $ 586 $ 322,107 $ Libor 128,820 10,236 2,782 - 13,737 - 155,575 2 Yr FHLB 2,526 - - - - - 2,526 3 Yr FHLB 15,276 - - - - - 15,276 5 Yr FHLB 6,843 - - - - - 6,843 1 Yr CMT 9,544 - - - - - 9,544 2 Yr CMT 15,130 - 8,582 - - 1,743 25,454 3 Yr CMT 53,937 3,731 2,358 7,438 12,648 1,481 81,592 5 Yr CMT 170,279 18,569 2,248 6,484 1,944 9,205 208,728 10 Yr CMT 538 - - - - - 538 Total 701,127 $ 52,866 $ 18,775 $ 13,957 $ 28,444 $ 13,014 $ 828,183 $

$46,690 $46,690 $37,108 $30,736 $1,955 $39,360 $24,971 $34,478 $10,197 $29,212 $86,051 $71,661 $71,586 $40,933 $31,167 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Retail Time Deposit Maturities Brokered Time Deposit Maturities* 15 *Excludes rolling short term brokered funding balances related to interest rate hedges 1 Rate indicated assumes renewal into like term at market rates as of 10/19/2020 Dollars in thousands • $301.4 million in time deposits maturing in the next 5 quarters at a blended cost of 1.89% Deposit Repricing Opportunities Time Deposit Maturities Maturity Dates Balance* Weighted Avg. Yield Implied Repricing Rate1 % of Total Portfolio Oct-20 28,390 $ 2.21% 0.53% 4.66% Nov-20 13,417 2.07% 0.57% 2.20% Dec-20 44,244 1.88% 0.40% 7.27% Jan-21 26,628 1.98% 0.56% 4.37% Feb-21 22,796 2.00% 0.52% 3.74% Mar-21 22,238 2.06% 0.46% 3.65% Apr-21 23,833 1.34% 0.45% 3.91% May-21 25,574 1.91% 0.57% 4.20% Jun-21 22,180 1.80% 0.50% 3.64% Jul-21 12,136 1.61% 0.58% 1.99% Aug-21 16,057 1.74% 0.54% 2.64% Sep-21 12,740 1.27% 0.57% 2.09% Oct-21 17,726 1.97% 0.49% 2.91% Nov-21 5,296 2.16% 0.45% 0.87% Dec-21 8,146 2.47% 0.44% 1.34% Total 301,397 $ 1.89% 0.50% 49.50% Time Deposit Repricing

BRIDGEWATER BANCSHARES, INC.

Deposit Growth



26.1% YoY Growth
$1,802,236
$1,823,310
$1,900,127
$2,242,051
$60,000
$2,273,044
$30,000
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Total Deposits ($000's)
PPP Loan Deposits ($000's)

- 37% YoY growth[1] in noninterest bearing deposits
- Internal deposit growth plan momentum
- **The Bridge**, a robust treasury management platform, continues to get traction, especially in this current environment where sophisticated digital banking tools and client self-service capabilities are paramount
- Capitalizing on unique opportunity to migrate numerous new client relationships neglected or underserved by their primary bank during PPP

[1] Excludes $30 million of noninterest bearing deposit growth associated with remaining PPP loan funds
Dollars in thousands

16

22.2% 23.3% 21.9% 23.6% 24.5% 30.2% 17.1% 13.0% 13.2% 11.5% 14.5% 14.2% 20.1% 23.4% 27.6% 25.8% 28.3% 21.9% 25.3% 26.6% 21.8% 20.4% 19.8% 16.0% 15.3% 13.7% 15.5% 18.7% 12.9% 17.7% $761,882 $1,023,508 $1,339,350 $1,560,934 $1,823,310 $2,273,044 2015 2016 2017 2018 2019 Q3 2020 Noninterest Bearing Transaction Deposits Interest Bearing Transaction Deposits Savings & Money Market Deposits Time Deposits Brokered Deposits 17 Dollars in thousands Historical Deposit Composition Historical Deposit Composition • Continue to attract in-market lenders and deposit gatherers with loyal client bases from institutions disrupted by M&A • Average core deposits per branch surpassed $250 million • Growth in brokered deposits linked to balance sheet swaps and utilized given their flexible structures, optionality and efficiency not afforded in traditional, retail deposit channels

$180,228 $181,596 $1,846,218 $1,912,038 $2,002,817 $2,193,778 $2,259,228 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Total Gross Loans ($000's) PPP Loans ($000's) 18 Loan Growth • Continued focus on profitable loan growth and disciplined pricing • Meaningful new and diverse client acquisition opportunities generated through PPP • Addition of C&I lending expertise as a result of M&A disruption Loan Growth Dollars in thousands

14.6% 10.6% 9.7% 12.6% 10.3% 7.8% 17.9% 17.9% 14.5% 13.6% 13.6% 12.7% 0.3% 0.4% 0.3% 0.2% 0.2% 0.3% 21.1% 20.5% 23.6% 24.5% 26.9% 25.9% 6.1% 6.2% 4.9% 3.9% 3.5% 3.4% 27.0% 31.2% 30.8% 29.5% 31.0% 29.2% 13.0% 13.2% 16.2% 15.7% 14.5% 12.7%      8.0% $799,497 $1,000,739 $1,347,113 $1,664,931 $1,912,038 $2,259,228 2015 2016 2017 2018 2019 Q3 2020 Construction & Development 1-4 Family Consumer & Other Multifamily Owner-Occupied CRE Non Owner-Occupied CRE Commercial & Industrial Paycheck Protection Program 19 Dollars in thousands Historical Loan Composition Historical Loan Composition • Strong organic growth • Well diversified portfolio among asset classes • Multifamily niche mitigates concentrations and portfolio risk • Geographic focus on Twin Cities MSA

20 Investor Real Estate Secured: CRE Nonowner Occupied (“NOO”) Full Payment Interest Only 16% 7-12 Month 1-3 Month 4-6 Month 4-6 Month 1Excludes PPP Loans *Based on lender and client survey Modifications as of September 30, 2020 Dollars in thousands Loan Type CRE Nonowner Occupied Multifamily Construction and Development 1-4 Family Mortgage CRE Owner Occupied Commercial and Industrial Consumer and Other Total Balance June 30, 2020 $ 186,979 $ 57,571 $ 133 $ 8,458 $ 8,899 $ 30,970 $ - $ 293,010 Modification Expired (82,820) (16,252) (133) (2,869) (5,751) (27,674) - (135,500) 2nd Modification Granted 15,684 ---- 6,134 - 21,818 New Modifications 8,046 ---- 2,456 - 10,502 Net Principal Change 364 954 --- 233 - 1,551 Balance September 30, 2020 $ 128,252 $ 42,273 $ - $ 5,589 $ 3,148 $ 12,119 $ - $ 191,381 Total Portfolio Principal Balance1 $ 660,058 $ 585,814 $ 175,882 $ 286,089 $ 75,963 $ 287,254 $ 6,572 $ 2,077,632 % of Total Gross Loans 19.4% 7.2% 0.0% 2.0% 4.1% 4.2% 0.0% 9.2% % on Watchlist 16.7% 0.0% 0.0% 0.0% 0.0% 65.6% 0.0% 15.3% % Classified as Substandard 2.3% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 1.5% Linked Quarter % Decline -31.4% -26.6% -100.0% -33.9% -64.6% -60.9% 0.0% -34.7% $36,541 $3,301 $2,455 $27,441 $3,542 $2,909 $10,830 $11,668 $636 $18,468 Nov-20 Dec-20 Q1 2021 Q2 2021 Q3 2021 Q4 2021 First Modification Rolloff Second Modification Rolloff Expiration of Modifications as of October 22, 2020*

21 *Based on lender and client survey Dollars in thousands Loan Portfolio Composition Loans by Type Loan Portfolio Composition CRE NOO 29.2% Multifamily 25.9% C&D 7.8% 1-4 Family 12.7% CRE OO 3.4% C&I 12.7% PPP 8.0% Consumer & Other 0.3% $2.26 Billion % of Balance Total (dollars in thousands) Investor Real Estate Secured CRE Nonowner Occupied (CRE NOO) 660,058 $ 29.2% Multifamily 585,814 25.9% Construction and Development (C&D) 175,882 7.8% Total Investor Real Estate Secured 1,421,754 62.9% 1-4 Family Residential 286,089 12.7% CRE Owner Occupied (CRE OO) 75,963 3.4% Commercial and Industrial (C&I) 287,254 12.7% SBA Paycheck Protection Program (PPP) 181,596 8.0% Consumer and Other 6,572 0.3% Total Loans, Gross 2,259,228 100.0% $293,010 $169,563 $69,738 $21,818 $48,053 $0 $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 $350,000 6/30/2020 9/30/2020 10/22/2020* First Modification Second Modification Modification Summary

22 Investor Real Estate Secured: CRE Nonowner Occupied (“NOO”) By Property Type Portfolio Characteristics – CRE NOO Loan Balance Outstanding $660,058 % of Total Loans, Gross 29.2% Number of Loans 346 Average Loan Size $1,908 Loan-to-Value (Weighted Average) 59.6% 5 Year Net Charge-Offs (%) 0.05% Modification Summary Office 28.3% Retail 25.5% Industrial 22.2% Nursing/ Assisted Living 8.2% Hotels 4.8% Restaurant 3.0% Other 8.0% Investor Real Estate Secured: CRE Nonowner Occupied (“NOO”) $660 Million Full Payment Interest Only 23% 77% 7-12 Month 1-3 Month 4-6 Month 4-6 Month $186,979 $112,567 $21,141 $15,683 $41,782 $0 $25,000 $50,000 $75,000 $100,000 $125,000 $150,000 $175,000 $200,000 $225,000 6/30/2020 9/30/2020 10/22/2020* First Modification Second Modification Risk Rating Number of Loans 9/30/20 Total Pass 334 $ 618,891 Watch 8 29,056 Substandard 4 12,111 Total 346 $ 660,058 *Based on lender and client survey Dollars in thousands

Modification Summary $51,195 $18,489 $3,839 $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 6/30/2020 9/30/2020 10/22/2020* First Modification Second Modification 23 By Property Square Footage Portfolio Characteristics – CRE NOO Office Loan Balance Outstanding $186,914 % of Total Loans, Gross 8.3% Number of Loans 93 Average Loan Size $2,010 Loan-to-Value (Weighted Average) 61.2% Investor Real Estate Secured: CRE NOO Retail Investor Real Estate Secured: CRE NOO Office 4-6 Month 0-30k Sq Ft, 38.9% 30k - 100k Sq Ft, 35.4% 100k+ Sq Ft, 25.7% $187 Million Risk Rating Number of Loans 9/30/20 Total Pass 93 $ 186,914 Watch -- Substandard -- Total 93 $ 186,914 *Based on lender and client survey Dollars in thousands

Modification Summary $74,300 $53,307 $10,658 $8,551 $9,104 $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 6/30/2020 9/30/2020 10/22/2020* First Modification Second Modification 24 By Property Square Footage Portfolio Characteristics – CRE NOO Retail Loan Balance Outstanding $168,279 % of Total Loans, Gross 7.5% Number of Loans 105 Average Loan Size $1,603 Loan-to-Value (Weighted Average) 62.0% Investor Real Estate Secured: CRE NOO Retail Investor Real Estate Secured: CRE NOO Retail 4-6 Month 0-30k Sq Ft, 44.5% 30k - 100k Sq Ft, 34.9% 100k+ Sq Ft, 20.6% $168 Million Risk Rating Number of Loans 9/30/20 Total Pass 100 $ 156,478 Watch 3 8,690 Substandard 2 3,111 Total 105 $ 168,279 *Based on lender and client survey Dollars in thousands

Modification Summary $14,801 $6,684 $3,878 $0 $4,000 $8,000 $12,000 $16,000 $20,000 6/30/2020 9/30/2020 10/22/2020* First Modification Second Modification 25 By Property Square Footage Portfolio Characteristics – CRE NOO Industrial Loan Balance Outstanding $146,363 % of Total Loans, Gross 6.5% Number of Loans 61 Average Loan Size $2,399 Loan-to-Value (Weighted Average) 54.9% Investor Real Estate Secured: CRE NOO Retail Investor Real Estate Secured: CRE NOO Industrial 4-6 Month 0-30k Sq Ft, 7.3% 30k - 100k Sq Ft, 23.1% 100k+ Sq Ft, 69.6% $146 Million Risk Rating Number of Loans 9/30/20 Total Pass 61 $ 146,363 Watch -- Substandard -- Total 61 $ 146,363 *Based on lender and client survey Dollars in thousands

26 *Based on state of primary real property collateral if available, otherwise borrower address is used. Investor Real Estate Secured: CRE NOO Hotels By Geography * Portfolio Characteristics – CRE NOO Hotels Loan Balance Outstanding $31,630 % of Total Loans, Gross 1.4% Number of Loans 6 Average Loan Size $5,272 Loan-to-Value (Weighted Average) 63.5% Twin Cities MSA 88.6% MN 11.4% $32 Million Investor Real Estate Secured: CRE NOO Hotels 4-6 Month Full Payment 100% Modification Summary $19,477 $12,136 $7,133 $19,262 $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 6/30/2020 9/30/2020 10/22/2020** First Modification Second Modification Risk Rating Number of Loans 9/30/20 Total Pass 3 $ 15,904 Watch 3 15,726 Substandard -- Total 6 $ 31,630 **Based on lender and client survey Dollars in thousands

27 By Restaurant Type Portfolio Characteristics – CRE NOO Restaurant Loan Balance Outstanding $19,763 % of Total Loans, Gross 0.9% Number of Loans 17 Average Loan Size $1,163 Loan-to-Value (Weighted Average) 56.1% Investor Real Estate Secured: CRE NOO Restaurant Investor Real Estate Secured: CRE NOO Restaurant Full-Service 41.6% Quick-Service 31.0% Tap Rooms 11.9% Coffee Shops & Bakeries 15.4% $20 Million Interest Only 96% 4% 4-6 Month 7-12 Month Modification Summary Risk Rating Number of Loans 9/30/20 Total Pass 17 $ 19,763 Watch -- Substandard -- Total 17 $ 19,763 $13,117 $12,501 $6,605 $2,358 $0 $2,500 $5,000 $7,500 $10,000 $12,500 $15,000 $17,500 $20,000 6/30/2020 9/30/2020 10/22/2020* First Modification Second Modification *Based on lender and client survey Dollars in thousands

5-19 Units 15.2% 20-49 Units 25.0% 50-99 Units 31.8% 100+ Units 27.9% $586 Million 28 By Unit Type Portfolio Characteristics – Multifamily Loan Balance Outstanding $585,814 % of Total Loans, Gross 25.9% Number of Loans 309 Average Loan Size $1,896 Loan-to-Value (Weighted Average) 61.7% 5 Year Net Charge-Offs (%) 0.00% Investor Real Estate Secured: CRE NOO Restaurant Investor Real Estate Secured: Multifamily Interest Only 44% 56% 7-12 Month 100% Risk Rating Number of Loans 9/30/20 Total Pass 309 $ 585,814 Watch -- Substandard -- Total 309 $ 585,814 Modification Summary $57,571 $42,273 $41,089 $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 6/30/2020 9/30/2020 10/22/2020* First Modification Second Modification *Based on lender and client survey Dollars in thousands

Residential 34.0% Multifamily 34.2% CRE Other 10.9% Land 21.0% $176 Million 29 By Property Type By Geography* Land Portfolio Composition Investor Real Estate Secured: CRE NOO Restaurant Investor Real Estate Secured: Construction and Development Portfolio Characteristics – C&D Loan Balance Outstanding $175,882 % of Total Loans, Gross 7.8% % Utilization of Commitments 39.1% Number of Loans 301 Average Loan Size $584 Loan-to-Value (Weighted Average) 63.3% 5 Year Net Charge-Offs (%) 0.11% Twin Cities MSA 89.4% MN 1.0% Other States 9.6% Finished Lots, 40.6% Developed Land, 42.4% Undeveloped Land, 17.1% $37 Million Dollars in thousands *Based on state of primary real property collateral if available, otherwise borrower address is used.

30 Investor Real Estate Secured: CRE Nonowner Occupied (“NOO”) By Property Type Portfolio Characteristics – CRE OO Loan Balance Outstanding $75,963 % of Total Loans, Gross 3.4% Number of Loans 124 Average Loan Size $613 Loan-to-Value (Weighted Average) 57.0% 5 Year Net Charge-Offs (%) 0.03% Office 28.2% Retail 14.4% Industrial 46.3% Restaurant 3.8% Other 7.3% $76 Million Real Estate Secured: CRE Owner Occupied 4-6 Month 4-6 Month Modification Summary $8,899 $3,149 $0 $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 6/30/20 9/30/20 10/22/20 First Modification Second Modification Risk Rating Number of Loans 9/30/20 Total Pass 121 $ 74,374 Watch -- Substandard 3 1,589 Total 124 $ 75,963 Dollars in thousands

$287 Million Real Estate and Rental and Leasing, 35.8% Construction, 22.4% Finance & Insurance, 13.3% Manufacturing, 13.2% Professional Services, 5.5% Other Services, 3.0% Accomodation & Food Services, 3.7% Other, 3.0% 31 *Distribution by North American Industry Classification System (NAICS). Any industries included in Other category are individually < 3% of total portfolio. By Industry * Portfolio Characteristics – C&I Loan Balance Outstanding $287,254 % of Total Loans, Gross 12.7% Number of Loans 705 Average Loan Size $407 Number of Relationships 441 5 Year Net Charge-Offs (%) 0.02% Commercial and Industrial Full Payment Interest Only 43% 57% 4-6 Month 1-3 Month Modification Summary $30,970 $5,985 $4,188 $6,134 $6,271 $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 6/30/20 9/30/20 10/22/20 First Modification Second Modification Risk Rating Number of Loans 9/30/20 Total Pass 682 $ 266,554 Watch 15 20,267 Substandard 8 432 Total 705 $ 287,254 Dollars in thousands

$182 Million Real Estate and Rental and Leasing 22.5% Professional Services 15.8% Health Care and Social Assistance 12.1% Manufacturing 10.4% Construction 8.8% Accomodation & Food 6.4% Finance and Insurance 4.7% Other Services 4.5% Other 14.7% 32 *Distribution by North American Industry Classification System (NAICS). Any industries included in Other category are individually < 4% of total portfolio. By Industry * New vs. Existing Client PPP Origination Summary Balance Segment Number of Loans Principal Balance Origination Fees < $350 1,072 $ 65,797 $ 3,290 $350 to $2,000 107 80,618 2,419 > $2,000 11 35,181 352 Total 1,190 $ 181,596 $ 6,060 PPP Loans Existing Client 59.0% New Client 41.0% Dollars in thousands PPP Forgiveness Summary as of 10/22/2020 Balance Segment Submitted to SBA Payment Received from SBA # of Loans Principal Balance Unrecognized Fees # of Loans Principal Balance Unrecognized Fees < $350 119 $ 9,168 $ 336 42 $ 1,190 $ 37 $350 to $2,000 20 12,716 297 --- > $2,000 ------ Total 139 $ 21,884 $ 634 42 $ 1,190 $ 37

33 Investor Real Estate Secured: CRE Nonowner Occupied (“NOO”) Watch List By Loan Type Substandard List By Loan Type C&I 39.8% CRE NOO Retail 17.1% CRE NOO Hotels 30.9% 1-4 Family 2.9% CRE Other 9.1% C&D 0.3% $51 Million Asset Quality Dollars in thousands Watch List Characteristics Loan Balance Outstanding $50,917 % of Total Loans, Gross 2.3% Number of Loans 28 Average Loan Size $1,818 Substandard List Characteristics Loan Balance Outstanding $16,074 % of Total Loans, Gross 0.7% Number of Loans 25 Average Loan Size $643 % of Bank Tier 1 Capital + ALLL 5.0% CRE Other 56.0% CRE NOO Retail 19.4% 1-4 Family 11.0% Owner Occupied, 9.9% C&I 2.7% C&D 1.1% Consumer & Other 0.1% $16 Million

34 Asset Quality Asset Quality $12,194 $5,888 $4,184 $2,695 $16,074 9.73% 3.43% 1.82% 1.01% 5.00% 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% $- $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 $20,000 2016 2017 2018 2019 Q3 2020 Classified Assets ($000s) % of Bank Tier 1 Capital + ALLL $6,506 $1,720 $581 $461 $433 0.52% 0.11% 0.03% 0.02% 0.02% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% $- $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 2016 2017 2018 2019 Q3 2020 NPAs ($000s) % of Assets $12,333 $16,502 $20,031 $22,526 $31,381 1.23% 1.22% 1.20% 1.18% 1.39% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% $- $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 2016 2017 2018 2019 Q3 2020 ALLL ($000s) % of Gross Loans $969 $6 $46 $205 $2 0.11% 0.00% 0.00% 0.01% 0.00% -0.05% -0.03% 0.00% 0.03% 0.05% 0.08% 0.10% 0.13% $(150) $100 $350 $600 $850 $1,100 $1,350 $1,600 2016 2017 2018 2019 Q3 2020 NCOs ($000s) % of Avg. Loans Classified Assets Nonperforming Assets Allowance for Loan Losses Net Charge-Offs Dollars in thousands

35 Investor Highlights Investor Highlights

37 Note: data set includes selected Minnesota bank and thrift M&A transactions in recent years Source: S&P Global Market Intelligence; public filings Core Target Deal Deposit Announcement Total Assets Value Premium In Market / Buyer State Seller State Date ($mm) ($mm) (%) Market Entry MN MN 6/28/2019 $129 NA NA In Market SD MN 5/29/2019 $347 NA NA Market Entry MN MN 4/22/2019 $206 NA NA In Market IN MN 6/21/2018 $1,972 $433.8 14.9 In Market ND MN 2/19/2018 $729 NA NA Market Entry IA MN 11/13/2017 $390 $53.4 10.9 In Market IN MN 8/8/2017 $2,056 $303.3 8.6 Market Entry SD MN 8/3/2017 $409 NA NA Market Entry NE MN 6/28/2016 $209 NA NA In Market MN MN 1/7/2016 $76 $12.0 8.2 In Market ND MN 9/22/2015 $352 $46.0 8.2 In Market MN MN 7/24/2014 $670 $80.0 NA Market Entry IA MN 11/21/2014 $1,172 $133.6 6.0 Market Entry NE MN 7/25/2012 $401 NA NA Market Entry Recent Minnesota M&A Transactions

38 Source: S&P Global Market Intelligence *Dollars in thousands 265 •Commercial Banks located in Minnesota 233 •Commercial Banks located in Minnesota, and with less than $500 million in assets 49 •Commercial Banks located in the Twin Cities MSA, and with less than $500 million in assets 30 •Commercial Banks located in the Twin Cities MSA, with less than $500 million in assets, and a loan to deposits ratio of less than 80% ➢Total Assets (Median) = $177,703* ➢Cost of Funds (Median) = 0.62% Potential Acquisition Targets

BRIDGEWATER BANCSHARES, INC.

Consolidated Summary Financial Information - Historical

Dollar Values in Millions

	For the Fiscal Year Ended,				
	2015Y	2016Y	2017Y	2018Y	2019Y
Balance Sheet					
Total Assets	$ 929	$ 1,260	$ 1,617	$ 1,974	$ 2,269
Gross Loans	799	1,001	1,347	1,665	1,912
Deposits	762	1,024	1,339	1,561	1,823
Gross Loan/Deposits	104.9%	97.8%	100.6%	106.7%	104.9%
Capital					
Total Equity	$ 80	$ 115	$ 137	$ 221	$ 245
Tangible Common Equity[1]	80	111	133	217	241
Tangible Common Equity/Tangible Assets[1]	8.63%	8.86%	8.26%	11.03%	10.65%
Tier 1 Leverage Ratio	8.89%	9.44%	8.38%	11.23%	10.69%
Tier 1 Risk-based Capital Ratio	10.34%	11.49%	9.49%	12.07%	11.39%
Total Risk-based Capital Ratio	11.59%	12.74%	12.46%	14.55%	12.98%
Earnings & Profitability					
Net Income	$ 11.2	$ 13.2	$ 16.9	$ 26.9	$ 31.4
ROAA	1.39%	1.20%	1.16%	1.51%	1.49%
ROAE	17.50%	12.88%	13.18%	13.87%	13.50%
Net Interest Margin	4.18%	4.00%	3.92%	3.72%	3.59%
Non-Int Inc./Avg. Assets	0.23%	0.23%	0.17%	0.14%	0.18%
Adjusted Non-Int Exp./Avg. Assets	N/A	N/A	1.62%	1.59%	1.59%
Adjusted Efficiency Ratio[1]	N/A	N/A	41.1%	41.7%	43.3%
Asset Quality					
NPAs/Assets	0.33%	0.52%	0.11%	0.03%	0.02%
Reserves/NPLs	429.94%	530.91%	1,448.81%	3,447.68%	4,886.33%
Reserves/Loans	1.26%	1.23%	1.22%	1.20%	1.18%
NCOs/Average Loans	0.14%	0.11%	0.00%	0.00%	0.01%

[1] Non-GAAP financial measures; for further information, see page 40

39

BRIDGEWATER BANCSHARES, INC.

Reconciliation of Annual Non-GAAP Measures

This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of these non-GAAP financial measures are provided below. BWB believes these non-GAAP financial measures provide useful information to both management and investors to analyze and evaluate BWB's financial performance. Because not all companies use the same calculations for these measures, the information in this presentation may not be comparable to other similarly titled measures as calculated by other companies.

Efficiency Ratio	As of and for the year ended December 31 for year end data, 2015	2016	2017	2017*	2018	2018*	2019	2019*
Noninterest Expense	$ 14,817	$ 20,168	$ 25,496	$ 25,496	$ 31,562	$ 31,562	$ 36,932	$ 36,932
Less: Amortization of Tax Credit Investments	-	-	-	(1,916)	-	(3,293)	-	(3,225)
Less: Amortization Intangible Assets	-	(104)	(191)	(191)	(191)	(191)	(191)	(191)
Adjusted Noninterest Expense	$ 14,817	$ 20,064	$ 25,305	$ 23,389	$ 31,371	$ 28,078	$ 36,741	$ 33,516
Net Interest Income	$ 32,695	$ 42,118	$ 54,173	$ 54,173	$ 64,738	$ 64,738	$ 74,132	$ 74,132
Noninterest Income	1,872	2,567	2,536	2,536	2,543	2,543	3,826	3,826
Less: (Gain) Loss on Sales of Securities	(574)	(830)	250	250	125	125	(516)	(516)
Adjusted Operating Revenue	$ 33,993	$ 43,855	$ 56,959	$ 56,959	$ 67,406	$ 67,406	$ 77,442	$ 77,442
Efficiency Ratio	43.6%	45.8%	44.4%	41.1%	46.5%	41.7%	47.4%	43.3%

Tangible Common Equity & Tangible Common Equity/Tangible Assets	As of and for the year ended December 31 for year end data, 2015	2016	2017	2018	2019
Common Equity	$ 80,178	$ 115,366	$ 137,162	$ 220,998	$ 244,794
Less: Intangible Assets	-	(4,060)	(3,869)	(3,678)	(3,487)
Tangible Common Equity	$ 80,178	$ 111,306	$ 133,293	$ 217,320	$ 241,307
Total Assets	$ 928,686	$ 1,260,394	$ 1,616,612	$ 1,973,741	$ 2,268,830
Less: Intangible Assets	-	(4,060)	(3,869)	(3,678)	(3,487)
Tangible Assets	$ 928,686	$ 1,256,334	$ 1,612,743	$ 1,970,063	$ 2,265,343
Tangible Common Equity/Tangible Assets	8.63%	8.86%	8.26%	11.03%	10.65%

Tangible Book Value Per Share	2015	2016	2017	2018	2019
Book Value Per Common Share	$ 4.05	$ 4.69	$ 5.56	$ 7.34	$ 8.45
Less: Effects of Intangible Assets	-	(0.17)	(0.16)	(0.12)	(0.12)
Tangible Book Value Per Common Share	$ 4.05	$ 4.52	$ 5.40	$ 7.22	$ 8.33
Total Common Shares	19,819,349	24,589,861	24,679,861	30,097,274	28,973,572

*Efficiency Ratio is adjusted to exclude the historic tax credit amortization.
Dollars in thousands

40

BRIDGEWATER BANCSHARES, INC.

Reconciliation of Quarterly Non-GAAP Measures

This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of these non-GAAP financial measures are provided below. BWB believes these non-GAAP financial measures provide useful information to both management and investors to analyze and evaluate BWB's financial performance. Because not all companies use the same calculations for these measures, the information in this presentation may not be comparable to other similarly titled measures as calculated by other companies.

Efficiency Ratio	As of and for the quarter ended, September 30, 2019	September 30, 2019 *	December 31, 2019	December 31, 2019 *	March 31, 2020	March 31, 2020*	June 30, 2020	June 30, 2020*	September 30, 2020	September 30, 2020*
Noninterest Expense	$ 9,084	$ 9,084	$ 10,489	$ 10,489	$ 9,746	$ 9,746	$ 10,711	$ 10,711	$ 9,672	$ 9,672
Less: Amortization of Tax Credit Investments	-	(530)	-	(1,128)	-	(85)	-	(362)	-	(145)
Less: FHLB Advances Prepayment Fee	-	-	-	-	-	-	-	(1,430)	-	-
Less: Amortization Intangible Assets	(48)	(48)	(48)	(48)	(48)	(48)	(47)	(47)	(48)	(48)
Adjusted Noninterest Expense	$ 9,036	$ 8,506	$ 10,441	$ 9,313	$ 9,698	$ 9,613	$ 10,664	$ 8,872	$ 9,624	$ 9,479
Net Interest Income	$ 18,935	$ 18,935	$ 19,928	$ 19,928	$ 20,102	$ 20,102	$ 21,342	$ 21,342	$ 21,679	$ 21,679
Noninterest Income	946	946	1,112	1,112	1,719	1,719	1,977	1,977	1,157	1,157
Less: Gain on Sales of Securities	(58)	(58)	-	-	(3)	(3)	(1,361)	(1,361)	(109)	(109)
Adjusted Operating Revenue	$ 19,823	$ 19,823	$ 21,040	$ 21,040	$ 21,818	$ 21,818	$ 21,958	$ 21,958	$ 22,727	$ 22,727
Efficiency Ratio	45.6%	42.9%	49.6%	44.3%	44.4%	44.1%	48.6%	40.4%	42.3%	41.7%

Tangible Common Equity & Tangible Common Equity/Tangible Assets	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020
Common Equity	$ 236,059	$ 244,794	$ 248,143	$ 257,190	$ 265,432
Less: Intangible Assets	(3,535)	(3,487)	(3,439)	(3,391)	(3,344)
Tangible Common Equity	$ 232,524	$ 241,307	$ 244,704	$ 253,799	$ 262,088
Total Assets	$ 2,232,339	$ 2,268,830	$ 2,418,730	$ 2,754,463	$ 2,774,564
Less: Intangible Assets	(3,535)	(3,487)	(3,439)	(3,391)	(3,344)
Tangible Assets	$ 2,228,804	$ 2,265,343	$ 2,415,291	$ 2,751,072	$ 2,771,220
Tangible Common Equity/Tangible Assets	10.43%	10.65%	10.13%	9.23%	9.46%

Tangible Book Value Per Share	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020
Book Value Per Common Share	$ 8.20	$ 8.45	$ 8.61	$ 8.92	$ 9.25
Less: Effects of Intangible Assets	(0.12)	(0.12)	(0.12)	(0.12)	(0.12)
Tangible Book Value Per Common Share	$ 8.08	$ 8.33	$ 8.49	$ 8.80	$ 9.13
Total Common Shares	28,781,162	28,973,572	28,807,375	28,837,560	28,710,775

*Efficiency Ratio is adjusted to exclude the historic tax credit amortization.
Dollars in thousands

41

42 This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of these non-GAAP financial measures are provided below. BWB believes these non-GAAP financial measures provide useful information to both management and investors to analyze and evaluate BWB’s financial performance. Because not all companies use the same calculations for these measures, the information in this presentation may not be comparable to other similarly titled measures as calculated by other companies. Dollars in thousands Reconciliation of Quarterly Non-GAAP Measures – Pre-Provision Pre-Provision Net Revenue September 30, 2019 December 31, 2019 March 31, 2020 June 30, 2020 September 30, 2020 Noninterest Income 946 $ 1,112 $ 1,719 $ 1,977 $ 1,157 $ Less: Gain on sales on Securities (58) - (3) (1,361) (109) Total Operating Noninterest Income 888 1,112 1,716 616 1,048 Plus: Net Interest Income 18,935 19,928 20,102 21,342 21,679 Net Operating Revenue 19,823 21,040 21,818 21,958 22,727 Noninterest Expense 9,084 10,489 9,746 10,711 9,672 Less: Amortization of Tax Credit Investments (530) (1,128) (85) (362) (145) Less: FHLB Advances Prepayment Fees - - - (1,430) - Total Operating Noninterest Expense 8,554 9,361 9,661 8,919 9,527 PPNR 11,269 $ 11,679 $ 12,157 $ 13,039 $ 13,200 $ As of and for the quarter end,